UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2021
LIGAND PHARMACEUTICALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

3911 Sorrento Valley Boulevard, Suite 110
San Diego
CA	92121
(Address of principal executive offices)	(Zip Code)
(858) 550-7500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LGND	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 28, 2021, Ligand Pharmaceuticals Incorporated (the “Company”) entered into amendments (the “Amendments”) with Barclays Bank PLC, Deutsche Bank AG, London Branch, and Goldman Sachs & Co. LLC (together, the “Option Counterparties”) to the convertible note hedge transactions, dated May 17, 2018 and May 18, 2018 (collectively, the “Convertible Note Hedge Transactions”) it initially entered into in connection with the issuance of its 0.75% convertible senior notes due 2023 (the “2023 Notes”). The Company entered into the Amendments following the repurchases of approximately $20.3 million in principal of the 2023 Notes for approximately $19.1 million in cash, including accrued interest of $0.1 million, during the quarter ended December 31, 2020. The Amendments provide that the options under the Convertible Note Hedge Transactions corresponding to such repurchased 2023 Notes will remain outstanding notwithstanding such repurchases.

The foregoing summary of the terms of the Amendments does not purport to be complete and is qualified in its entirety by reference to the Amendments, a copy of which will be filed with the Securities and Exchange Commission by the Company on its Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 25, 2021, the Board of Directors (the “Board”) and the Compensation Committee (the “Committee”) of the Board of the Company approved cash bonus payments for the 2020 fiscal year to be paid to the Company’s named executive officers. Bonus payments were based on the Committee’s evaluation of performance goals for 2020. Such goals related to the achievement of certain corporate organizational and infrastructure objectives and the advancement of the Company’s business and clinical development programs.

The 2020 bonuses to be paid to each named executive officer are as follows:

Name and title	2020 Bonus
John L. Higgins, Chief Executive Officer	$501,250
Matthew W. Foehr, President and Chief Operating Officer	$277,063
Matthew Korenberg, Executive Vice President and Chief Financial Officer	$265,558
Charles S. Berkman, Senior Vice President, General Counsel and Secretary	$176,767

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: January 28, 2021	By: /s/ Charles S. Berkman Name: Charles S. Berkman Title: Senior Vice President, General Counsel and Secretary